VALIC COMPANY II
Supplement to Prospectus dated January 1, 2008
Mid Cap Growth Fund. In the section titled “About VC II’s Management — Investment Sub-Advisers — A I M Capital Management, Inc.” the disclosure with respect to Warrant Tennant is deleted in its entirety. Paul Rasplicka (lead manager) and Karl Farmer continue to be jointly and primarily responsible for the day-to-day management of the Fund.
Date: February 4, 2008